Manager's Commentary

Market Review

The Greater China equity markets continued to decline in August 2018. In terms of corporate fundamentals, first half results for Chinese corporates were largely in-line with expectations, with the MSCI China Index core earnings growing 17% year-overyear in Renminbi terms. However, valuation has contracted from high levels at the beginning of the year. Overhanging issues such as further trade disputes between the United States and China, as well as weak economic data and Renminbi depreciation pressure continued to dampen investor sentiment. Defensive sectors such as telecommunications performed the best; while previous outperformers such as consumer staples, consumer discretionary and information technology faced profit taking pressure. On a country level, Taiwan equities performed the best within the Greater China markets. While many Apple supply chain and semiconductor companies struggled to perform, the largest Taiwan company, Taiwan Semiconductor Manufacturing Co., Ltd. led the market higher, as investors prefer high quality sustainable companies with technology leadership and dominant market share especially during cautious market sentiment.

Fund Review

In August, the China Fund, Inc. (the "Fund") underperformed its benchmark, with stock selection in industrials being the biggest detractor. In particular, the Fund's overweight in China Everbright International Ltd. ("CEI"), a Hong Kong-based company that specializes in environmental resource management in mainland China, hurt the most. The company announced an unexpected rights issue with a subscription price significantly below the market price. Though the rights issue may accelerate the development of new projects, which should benefit CEI in the long-term, a substantially discounted rights issue amidst a tumbling market does send a negative signal to investors. From the Fund's perspective, however, the company should continue to benefit from an increasing number of new projects commencing operation and the shift to higher margin businesses within the waste treatment and environment protection industry. The recent correction means valuation of this company is increasingly attractive.

On the positive side, the Fund's top contributor was Tiangong International Co., Ltd. This high end steel product manufacturer saw share price gains after strong earnings growth for the first year, driven by continuous product mix improvement. This is one of the turnaround stocks which the Fund added over the past months. We expect more investment cases to materialize as investors adjust their expectations for the previous high growth areas.

Outlook

With lingering concerns over trade conflict, weak economic growth and persistent Renminbi pressure, we view the current macro backdrop still unfriendly to risky assets. Our belief is that although economic growth in China is under pressure, we are getting close to a point where this is more than reflected in equity market valuations. Market sentiment both in China, and across emerging markets, is depressed - while the economic reality is that many companies continue to deliver profit growth. We believe investors should increasingly focus on turnaround stocks where the growth profile is overlooked by the market and quality growth stocks with visible growth drivers with a domestic focus. Underperformance of China A shares in recent months has also created some good opportunities to add sustainable growth names at very attractive valuations in areas such as food ingredients and healthcare. Infrastructure-related companies should also benefit as we expect more fiscal stimulus to come through to ease the economic down cycle.

In Brief
Fund Data
Description	Seeks to achieve long-term capital appreciation through investments in China companies.
Listing Date (NYSE)	July 10, 1992
Total Fund Assets (millions)	$339.6
Median Market Cap (in billions)	$12.9
Distribution Frequency	Annual
Management Firm	Allianz Global Investors U.S. LLC
Portfolio Management	Christina Chung, CFA, CMA Lead Portfolio Manager

Performance (US$ Returns) (as of 8/31/2018)
	Fund	Benchmark[1]
One Month	-4.04%	-2.40%
Three Month	-11.98%	-6.62%
One Year	-1.13%	2.08%
Three Year	9.96%	14.10%

Net Asset Value / Market Price
Net Asset Value (NAV) / Market Price at Inception	$13.15 / $14.26
NAV / Market Price (as of 8/31/2018)	$21.60 / $19.84

High / Low Ranges (52-Week)
High / Low NAV	$26.38 / $21.01
High / Low Market Price	$24.70 / $19.35
Premium/Discount to NAV (as of 8/31/2018)	-8.15%

Fund Data (Common Shares)
Shares Outstanding	15,722,675
Average Daily Volume	22,996
Expense Ratio	1.49%

Fund Manager

Christina Chung,

CFA, CMA

Lead Portfolio Manager

1.	MSCI Golden Dragon Index.

Investment Products: NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED

Monthly Insights | As of 8/31/2018 | The China Fund, Inc.

Investment Objective

The investment objective of The China Fund, Inc. (the "Fund") is to achieve long-term capital appreciation. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Fund has an operating policy that the Fund will invest at least 80% of its assets in China companies. For this purpose, 'China companies' are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organized outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets in China; or (iii) companies organized in China. Under the policy, China means the People's Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days' prior notice of any change to this policy.

Returns For Periods Ended August 31, 2018*
	1 Month	3 Month	YTD	1 Year	3 Year	5 Year	10 Year	Inception
NAV	-4.04%	-11.98%	-7.81%	-1.13%	9.96%	7.80%	7.77%	10.14%
Market Price	-3.64%	-10.10%	-8.36%	-1.63%	13.22%	8.97%	8.08%	9.44%
MSCI Golden Dragon Index	-2.40%	-6.62%	-4.01%	2.08%	14.10%	9.82%	7.25%	—

Calendar Year Returns
	2010	2011	2012	2013	2014	2015	2016	2017
NAV	27.26%	-24.37%	12.12%	18.31%	7.82%	-5.51%	0.60%	37.92%
Market Price	23.60%	-27.51%	20.52%	12.70%	5.29%	-6.38%	-0.47%	47.41%
MSCI Golden Dragon Index	13.60%	-18.35%	22.65%	7.25%	8.06%	-7.12%	5.75%	44.19%

Past performance is not a guide to future returns.

* Annualized for periods greater than one year.

Source: State Street Bank and Trust Company. Source for index data: MSCI as at August 31, 2018. Investment returns are historical and do not guarantee future results. Investment returns reflect changes in net asset value and market price per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. The net asset value (NAV) percentages are not an indication of the performance of a shareholder's investment in the Fund, which is based on market price. NAV performance includes the deduction of management fees and other expenses. Market price performance does not include the deduction of brokerage commissions and other expenses of trading shares and would be lower had such commissions and expenses been deducted. It is not possible to invest directly in an index.

Premium/Discount

Sector Allocation
	Fund	Benchmark[1]
Information Technology	29.78%	35.98%
Financials	25.17%	23.13%
Consumer Discretionary	9.32%	8.06%
Real Estate	6.75%	8.02%
Industrials	6.29%	5.70%
Consumer Staples	4.96%	2.50%
Energy	3.62%	3.45%
Utilities	2.56%	3.61%
Telecom Services	2.24%	3.92%
Health Care	1.96%	2.14%
Materials	1.26%	3.50%
Other assets & liabilities	6.09%	0.00%

Source: IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

Country Allocation
	Fund	Benchmark[1]
China	77.14%	77.16%
Hong Kong Red Chips	14.54%	8.45%
Hong Kong 'H' shares	20.93%	18.29%
Equity linked securities ('A' shares)	0.00%	0.00%
China 'A' & 'B' shares	3.16%	1.44%
Other Hong Kong securities	38.51%	33.13%
Others	0.00%	15.85%
Taiwan	16.77%	22.83%
Other assets & liabilities	6.09%	0.00%

Top 10 Holdings
TAIWAN SEMIC CO LTD (Taiwan)	8.69%
TENCENT HOLDINGS LTD (China)	6.60%
CHINA CONSTRUCTION BANK CORP (China)	5.73%
ALIBABA GROUP HOLDING LTD (China)	5.27%
AIA GROUP LTD (H.K.)	4.35%
PING AN INSURANCE (China)	3.51%
HK EXCHANGES & CLEARING LTD (H.K.)	2.91%
SUN HUNG KAI PROPERTIES LTD (H.K.)	2.52%
GALAXY ENTERTAINMENT GROUP LTD (Macau)	2.23%
HON HAI PRECISION INDU (Taiwan)	2.22%

Portfolio Characteristics
	Fund	Benchmark[1]
P/E Ratio	12.71	13.23
P/B Ratio	1.49	1.56
Issues in Portfolio	51	597
Foreign Holdings (%)	93.91	100.00
Other assets & liabilities (%)	6.09	0.00
Yield (%)	2.52	2.71

Source: IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

1.	MSCI Golden Dragon Index.

Investment Products: NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED

Monthly Insights | As of 8/31/2018 | The China Fund, Inc.

Distribution History (10 Year)
Declaration Date	Ex-dividend Date	Record Date	Payable Date	Distribution/ Share	Income	Long-term Capital Gain	Short-term Capital Gain
12/8/2008	12/22/2008	12/24/2008	1/23/2009	$5.81740	$0.48130	$5.33610	—
12/9/2009	12/22/2009	12/24/2009	12/29/2009	$0.25570	$0.25570	—	—
12/8/2010	12/21/2010	12/24/2010	12/29/2010	$2.27420	$0.37460	$1.89960	—
12/8/2011	12/21/2011	12/23/2011	12/29/2011	$2.99640	$0.17420	$2.82220	—
12/10/2012	12/20/2012	12/24/2012	12/28/2012	$3.25170	$0.34730	$2.90440	—
12/13/2013	12/19/2013	12/23/2013	12/27/2013	$3.31400	$0.43870	$2.87530	—
12/8/2014	12/18/2014	12/22/2014	1/5/2015	$3.76510	$0.29820	$3.46690	—
12/16/2015	12/23/2015	12/28/2015	1/6/2016	$1.49580	$0.21330	$0.84620	$0.43630
12/9/2016	12/19/2016	12/21/2016	1/5/2017	$0.46780	$0.46780	—	—
12/8/2017	12/18/2017	12/19/2017	1/4/2018	$0.54930	$0.54930	—	—

Distribution/Share includes Income, Long-term Capital gains and Short-term Capital gains.

The China Fund NAV Performance of $10,000 since inception

Past performance is not a guide to future returns.

Index Description

MSCI Golden Dragon Index

The MSCI Golden Dragon Index captures the equity market performance of large and mid cap China securities (H shares, B shares, Red-Chips and P-Chips) and non-domestic China securities listed in Hong Kong and Taiwan.

It is not possible to invest directly in an index.

Investment Products: NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED

Monthly Insights | As of 8/31/2018 | The China Fund, Inc.

Portfolio in Full

Sector	Company (exchange ticker)	Market Price	Holding	Value US$	% of net assets
Information Technology					29.85
TAIWAN SEMICONDUCTOR MANUFACTURING CO LTD	2330	256.00	3,536,000	29,471,463	8.69
TENCENT HOLDINGS LTD	700	340.00	516,500	22,373,693	6.60
ALIBABA GROUP HOLDING LTD	BABA	175.01	102,221	17,889,697	5.27
HON HAI PRECISION INDUSTRY CO LTD	2317	80.50	2,871,000	7,524,516	2.22
MEDIATEK INC	2454	251.50	669,000	5,477,894	1.62
DIGITAL CHINA HOLDINGS LTD	861	4.10	9,305,000	4,860,586	1.43
ASM PACIFIC TECHNOLOGY LTD	522	82.80	309,400	3,263,917	0.96
FOCUS MEDIA INFORMATION TE A	002027	8.59	2,475,666	3,113,795	0.92
BAIDU INC	BIDU	226.48	13,605	3,081,260	0.91
GLOBALWAFERS CO LTD	6488	392.00	213,000	2,718,411	0.80
GOLDPAC GROUP LTD	3315	1.94	4,970,000	1,228,419	0.36
CHINA EVERBRIGHT INTERNATIONAL LTD	2974	0.61	3,192,221	248,091	0.07
Financials					25.20
CHINA CONSTRUCTION BANK CORP	939	6.95	21,935,000	19,422,757	5.73
AIA GROUP LTD	1299	67.70	1,710,800	14,756,262	4.35
PING AN INSURANCE GROUP CO OF CHINA LTD	2318	75.60	1,235,000	11,895,349	3.51
HONG KONG EXCHANGES & CLEARING LTD	388	223.40	346,200	9,853,685	2.91
BOC HONG KONG HOLDINGS LTD	2388	38.30	1,471,500	7,180,381	2.12
CHINA MERCHANTS BANK CO LTD	3968	30.10	1,870,500	7,173,195	2.12
BANK OF CHINA LTD	3988	3.53	15,500,000	6,970,996	2.06
FUBON FINANCIAL HOLDING CO LTD	2881	50.90	2,805,000	4,648,364	1.37
CATHAY FINANCIAL HOLDING CO LTD	2882	52.60	2,030,000	3,476,412	1.03
Consumer Discretionary					9.31
GALAXY ENTERTAINMENT GROUP LTD	27	58.10	1,024,000	7,579,918	2.23
SHANGRI-LA ASIA LTD	69	12.10	2,884,000	4,445,996	1.31
MGM CHINA HOLDINGS LTD	2282	14.80	2,305,200	4,346,691	1.28
QINGLING MOTORS CO LTD	1122	2.14	14,816,000	4,039,552	1.19
JD.COM INC	JD	31.30	100,616	3,149,281	0.93
BRILLIANCE CHINA AUTOMOTIVE HOLDINGS LTD	1114	12.44	1,884,000	2,985,999	0.88
NEW ORIENTAL EDUCATION & TECHNOLOGY GROUP	EDU	78.60	34,958	2,747,699	0.81
LI & FUNG LTD	494	2.23	8,120,000	2,307,009	0.68
Real Estate					6.74
SUN HUNG KAI PROPERTIES LTD	16	116.50	576,000	8,549,424	2.52
SWIRE PACIFIC LTD	19	88.75	523,000	5,913,689	1.74
CHINA OVERSEAS LAND & INVESTMENT LTD	688	24.85	1,622,000	5,135,298	1.51
COUNTRY GARDEN HOLDINGS CO LTD	2007	11.68	2,208,000	3,285,718	0.97
Industrials					6.29
CHINA EVERBRIGHT INTERNATIONAL LTD	257	6.61	8,619,000	7,258,498	2.14
CN STATE CONSTRUCTION INTERNATIONAL HOLDINGS LTD	3311	8.17	5,608,000	5,837,387	1.72
QINGDAO PORT INTERNATIONAL CO LTD	6198	5.95	6,077,000	4,606,750	1.36
KING SLIDE WORKS CO LTD	2059	391.00	185,000	2,355,038	0.69
AIRTAC INTERNATIONAL GROUP	1590	295.00	133,000	1,277,389	0.38
Consumer Staples					4.97
CHINA MENGNIU DAIRY CO LTD	2319	22.65	1,627,000	4,695,093	1.38
ANGEL YEAST CO LTD A	600298	27.15	1,128,500	4,486,174	1.32
WH GROUP LTD	288	5.92	5,726,000	4,318,784	1.27
VINDA INTERNATIONAL HOLDINGS LTD	3331	13.38	1,984,000	3,382,098	1.00
Energy					3.62
CHINA PETROLEUM & CHEMICAL CORP	386	7.89	4,552,000	4,575,807	1.35
CHINA OILFIELD SERVICES LTD	2883	6.96	4,770,000	4,229,763	1.25
PETROCHINA CO LTD	857	5.84	4,644,000	3,455,362	1.02
Utilities					2.56
CHINA LONGYUAN POWER GROUP CORP LTD	916	6.61	5,599,000	4,715,203	1.39
BEIJING ENTERPRISES HOLDINGS LTD	392	37.65	830,000	3,981,361	1.17

Investment Products: NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED

Monthly Insights | As of 8/31/2018 | The China Fund, Inc.

Sector	Company (exchange ticker)	Market Price	Holding	Value US$	% of net assets
Telecom Services					2.25
CHINA UNICOM HONG KONG LTD	762	9.13	3,660,000	4,257,359	1.26
CHINA MOBILE LTD	941	73.80	356,500	3,352,003	0.99
Health Care					1.97
CSPC PHARMACEUTICAL GROUP LTD	1093	19.80	1,408,000	3,551,864	1.05
TONGHUA DONGBAO PHARMACEUT A	600867	17.33	1,224,656	3,107,545	0.92
Materials					1.28
TIANGONG INTERNATIONAL CO LTD	826	1.90	17,970,000	4,350,009	1.28

Source: State Street Bank and Trust Company, IDS GmbH - Analysis and Reporting Services, a subsidiary of Allianz SE.

Important Information:

Holdings are subject to change daily. The Fund seeks to achieve its objective through investment in the equity securities of companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China. Investing in non-U.S. securities entails additional risks, including political and economic risk and the risk of currency fluctuations, as well as lower liquidity. These risks, which can result in greater price volatility, will generally be enhanced in less diversified funds that concentrate investments in a particular geographic region.

The information contained herein has been obtained from sources believed to be reliable but Allianz Global Investors U.S. LLC and its affiliates do not warrant the information to be accurate, complete or reliable. The opinions expressed herein are subject to change at any time and without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the Fund's annual and semiannual reports, proxy statement and other Fund information, which may be obtained by contacting your financial advisor or visiting the Fund's website at Investment Products: NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED. This information is unaudited and is intended for informational purposes only. It is presented only to provide information on the Fund's holdings, performance and strategies. The Fund is a closed-end exchange traded management investment company. This material is presented only to provide information and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering by a closed-end fund, its shares can be purchased and sold on the open market through a stock exchange, where shares may trade at a premium or a discount. The market price of holdings is subject to change daily.

P/E is a ratio of security price to earnings per share. Typically, an undervalued security is characterized by a low P/E ratio, while an overvalued security is characterized by a high P/E ratio. P/B is a ratio of the current stock price to the book value. This is used to identify undervalued stocks. Dividend yield is the annual percentage of return earned by an investor on a common or preferred stock. The average dividend yield is the dividend rate divided by current share price.

©2018 Allianz Global Investors Distributors LLC, 1633 Broadway, New York, NY	FS-CHN-0818

Investment Products: NOT FDIC INSURED | MAY LOSE VALUE | NOT BANK GUARANTEED